SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2004

BioMed Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 195
San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

This Current Report on Form 8-K/A amends the reports on Form 8-K of BioMed Realty Trust, Inc., dated August 26, 2004 and August 30, 2004, to provide certain financial information required by Items 9.01(a) and (b) in connection with the acquisitions, through the Company’s operating partnership subsidiary, BioMed Realty, L.P., of (1) the Landmark at Eastview property, located in Tarrytown, New York, (2) an 89% partnership interest in Radnor Properties-145 KOP, L.P., the limited partnership that owns the King of Prussia property, located in Radnor, Pennsylvania, and (3) the Elliott Avenue property, located near Seattle, Washington.

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 23.1

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Landmark at Eastview:
Independent Auditors’ Report
Statements of Revenue and Certain Expenses for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003
Notes to Statements of Revenue and Certain Expenses

King of Prussia:
Independent Auditors’ Report
Statements of Revenue and Certain Expenses for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003
Notes to Statements of Revenue and Certain Expenses

Elliott Avenue:
Independent Auditors’ Report
Statements of Revenue and Certain Expenses for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003
Notes to Statements of Revenue and Certain Expenses

(b)	Unaudited Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet as of June 30, 2004
Pro Forma Consolidated Statement of Income for the six months ended June 30, 2004
Pro Forma Consolidated Statement of Income for the year ended December 31, 2003
Notes to Pro Forma Consolidated Financial Statements

(c)	Exhibits.

Exhibit
Number	Description of Exhibit
2.1*	Agreement to Enter Lease of Real Property between Eastview Holdings LLC and BMR-Landmark at Eastview LLC dated as of June 21, 2004.

2.2*	First Amendment to Agreement to Enter Lease of Real Property between Eastview Holdings LLC and BMR-Landmark at Eastview LLC dated as of June 23, 2004.

2.3*	Agreement of Purchase and Sale for Partnership Interests among Radnor Properties Associates-II, L.P., Radnor GP-145 KOP, L.L.C., BMR-145 King of Prussia Road GP LLC and BioMed Realty, L.P. dated as of June 24, 2004.

2.4*	Agreement of Purchase and Sale between Elliott Park LLC and BMR-201 Elliott Avenue LLC dated as of June 3, 2004.

23.1	Consent of KPMG, LLP, independent registered public accounting firm.

*	Incorporated by reference to the Company’s Registration Statement on Form S-11, as amended, filed with the Securities and Exchange Commission on May 5, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004	BIOMED REALTY TRUST, INC.

By: /s/ JOHN F. WILSON, II

Name: John F. Wilson, II
Title: Chief Financial Officer

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
BioMed Realty Trust, Inc.:

     We have audited the accompanying statement of revenue and certain expenses of Landmark at Eastview for the year ended December 31, 2003. This statement is the responsibility of the management of BioMed Realty Trust, Inc. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of Landmark at Eastview’s revenue and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of Landmark at Eastview for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Diego, California
June 16, 2004, except for the second paragraph of note 1,
     which is as of August 12, 2004

LANDMARK AT EASTVIEW

STATEMENTS OF REVENUE AND CERTAIN EXPENSES
(In thousands)

	Six Months
	Ended	Year Ended
	June 30, 2004	December 31, 2003
	(Unaudited)
Revenue:
Rental	$7,443	$15,397
Tenant reimbursements	6,449	11,889
Interest income	21	49
Other income	88	919

Total revenue	14,001	28,254

Certain expenses:
Operating expenses	6,778	14,427
Real estate taxes	1,260	2,473
Insurance	107	213

Total certain expenses	8,145	17,113

Revenue in excess of certain expenses	$5,856	$11,141

See accompanying notes to statements of revenue and certain expenses.

LANDMARK AT EASTVIEW

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
Six Months Ended June 30, 2004 (unaudited) and Year Ended December 31, 2003
(Tabular amounts in thousands)

(1) Basis of Presentation

     The accompanying statements of revenue and certain expenses relate to the operations of the property known as Landmark at Eastview (the Property). The Property consists of five buildings located in Westchester County, New York and is leased to 23 tenants.

     On August 12, 2004, BioMed Realty Trust, Inc., a Maryland corporation (the “Company”), through its operating partnership subsidiary, BioMed Realty, L.P. (the “Operating Partnership”), completed the acquisition of a leasehold interest in the improvements of the Property from Eastview Holdings LLC (“Eastview Holdings”). The Operating Partnership also acquired a 99-year ground lease through its wholly owned subsidiary, BMR-Landmark at Eastview LLC, from Eastview Holdings. The total purchase price was approximately $99.3 million. The Operating Partnership funded the purchase price with the proceeds of the Company’s initial public offering. It is anticipated that the Company will eventually acquire the land underlying the improvements in exchange for its ground lease.

     The accompanying statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the year ended December 31, 2003 due to the exclusion of the following revenues and expenses, which may not be comparable to the proposed future operations of the Property:

•	Management fee revenues received from tenants

•	Depreciation and amortization

•	Other costs not directly related to the proposed future operations of the Property, including third-party management fees

(2) Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the term of the respective leases.

(b) Use of Estimates

     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(c) Unaudited Interim Statement

     The statement of revenue and certain expenses for the six months ended June 30, 2004 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

(3) Rental Revenue

     The Property leases laboratory space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Eastview Holdings is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates.

LANDMARK AT EASTVIEW

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES – (Continued)

     Minimum rents to be received from tenants under operating leases, which terms range from 5 to 15 years, in effect at December 31, 2003, are as follows:

Year
2004	$15,064
2005	11,601
2006	10,464
2007	8,481
2008	5,359
Thereafter	8,336

$59,305

(4) Certain Expenses

     Certain expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expense are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the statements of revenue and certain expenses.

(5) Concentration of Credit Risk

     At December 31, 2003, four tenants accounted for approximately 31%, 23%, 13%, and 12% of total revenue. The other 19 tenants accounted for approximately 21% of total revenue.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
BioMed Realty Trust, Inc.:

     We have audited the accompanying statement of revenue and certain expenses of King of Prussia for the year ended December 31, 2003. This statement is the responsibility of the management of BioMed Realty Trust, Inc. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of King of Prussia’s revenue and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of King of Prussia for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Diego, California
June 11, 2004, except for note 6, which is as of June 22, 2004 and the second and third paragraphs of note 1,
     which are as of August 11, 2004

KING OF PRUSSIA

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

(In thousands)

	Six Months Ended	Year Ended
	June 30, 2004	December 31, 2003
	(Unaudited)
Revenue:
Rental	$2,616	$5,115
Tenant reimbursements	1,878	2,976

Total revenue	4,494	8,091

Certain expenses:
Operating expenses	1,989	3,376
Real estate taxes	477	856
Insurance	92	173
Interest expense	711	1,606

Total certain expenses	3,269	6,011

Revenue in excess of certain expenses	$1,225	$2,080

See accompanying notes to statements of revenue and certain expenses.

KING OF PRUSSIA

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
Six Months Ended June 30, 2004 (unaudited) and Year Ended December 31, 2003
(Tabular amounts in thousands)

(1) Basis of Presentation

     The accompanying statements of revenue and certain expenses relate to the operations of the property known as King of Prussia (the Property). The Property consists of three buildings located at 145 King of Prussia Road in Radnor, Pennsylvania and is leased by Centocor, Inc.

     On August 11, 2004, BioMed Realty Trust, Inc., a Maryland corporation (the “Company”), through its operating partnership subsidiary, BioMed Realty, L.P. (the “Operating Partnership”), completed the acquisition of an 89% partnership interest in Radnor Properties-145 KOP, L.P. (“Radnor”), the limited partnership that owns the Property. The interest includes an 88.5% limited partnership interest and a 0.5% general partnership interest, which is held through BMR-145 King of Prussia Road GP LLC, a wholly owned subsidiary of the Operating Partnership. The purchase price was $88.0 million and consists of a cash purchase price of approximately $11.2 million and the repayment of debt of approximately $76.8 million. The Operating Partnership funded the purchase price with the proceeds of the Company’s initial public offering.

     At December 31, 2003, there was $39.9 million of outstanding mortgage debt secured by the Property. The mortgage debt bears interest at LIBOR plus 2.75% (an effective rate of 3.87% as of December 31, 2003), which consists of monthly principal and interest payments, and matures on April 1, 2007. Subsequent to December 31, 2003, the mortgage debt was paid down to $26.8 million. On June 22, 2004, Radnor obtained an unsecured loan for $50.0 million, which bears interest at daily LIBOR plus 20 basis points until August 22, 2004. In connection with the acquisition of the Property, Radnor assumed the outstanding debt totaling $76.8 million. The debt was repaid by Radnor concurrent with the purchase of the Property on August 11, 2004.

     The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Property for the year ended December 31, 2003 due to the exclusion of the following revenues and expenses, which may not be comparable to the proposed future operations of the Property:

•	Management fee revenues received from tenants

•	Depreciation and amortization

•	Other costs not directly related to the proposed future operations of the Property, including third-party management fees

(2) Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the term of the respective leases.

(b) Use of Estimates

     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(c) Unaudited Interim Statement

     The statement of revenue and certain expenses for the six months ended June 30, 2004 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

KING OF PRUSSIA

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES – (Continued)

(3) Rental Revenue

     The Property leases laboratory space under various lease agreements with its tenant. All leases are accounted for as operating leases. The leases include provisions under which Radnor is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to the tenant pursuant to the lease agreements. The lease contains renewal options at various periods and at various rental rates.

     Minimum rents to be received from its tenant under operating leases, which terms are 4 years, in effect at December 31, 2003, are as follows:

Year
2004	$5,181
2005	5,349
2006	5,521
2007	1,392

$17,443

(4) Certain Expenses

     Certain expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expense are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the statements of revenue and certain expenses.

     In connection with the acquisition of the Property, BPA expects to assume $39.9 million of mortgage debt secured by the Property. The mortgage debt bears interest at LIBOR plus 2.75% (an effective rate of 3.87% as of December 31, 2003), which consists of monthly principal and interest payments, and matures on April 1, 2007.

     Minimum annual principal payments (assuming an effective rate of 3.87%) at December 31, 2003 under the terms of the mortgage debt are as follows:

Year
2004	$1,852
2005	2,500
2006	3,000
2007	32,500

$39,852

(5) Concentration of Credit Risk

     At December 31, 2003, one tenant accounted for 100% of total revenue.

(6) Subsequent Events

     On June 22, 2004, the Partnership obtained an unsecured loan for $50 million, the loan bears interest at daily LIBOR plus 20 basis points until August 22, 2004. After August 22, 2004 the loan bears interest at daily LIBOR plus 50 basis points until maturity on April 30, 2005.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
BioMed Realty Trust, Inc.:

     We have audited the accompanying statement of revenue and certain expenses of Elliott Avenue for the year ended December 31, 2003. This statement is the responsibility of the management of BioMed Realty Trust, Inc. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of Elliott Avenue’s revenue and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of Elliott Avenue for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Diego, California
June 9, 2004, except for the second paragraph of note 1,
     which is as of August 24, 2004

ELLIOTT AVENUE

STATEMENTS OF REVENUE AND CERTAIN EXPENSES
(In thousands)

	Six Months Ended	Year Ended
	June 30, 2004	December 31, 2003
	(Unaudited)
Revenue:
Rental	$2,794	$5,181
Tenant reimbursements	284	482

Total revenue	3,078	5,663

Certain expenses:
Operating expenses	126	257
Real estate taxes	97	174
Insurance	48	75
Interest expense	637	1,297

Total certain expenses	908	1,803

Revenue in excess of certain expenses	$2,170	$3,860

See accompanying notes to statements of revenue and certain expenses.

ELLIOTT AVENUE

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
Six Months Ended June 30, 2004 (unaudited) and Year Ended December 31, 2003
(Tabular amounts in thousands)

(1) Basis of Presentation

     The accompanying statements of revenue and certain expenses relate to the operations of the property known as Elliott Avenue (the Property). The Property consists of one building located at 201 Elliott Avenue West in Seattle, Washington and is leased by Chiron Corporation and Cell Therapeutics, Inc.

     On August 24, 2004, BioMed Realty Trust, Inc., a Maryland corporation (the “Company”), through its operating partnership subsidiary, BioMed Realty, L.P. (the “Operating Partnership”), completed the acquisition of the Property from Elliott Park LLC. The Operating Partnership acquired the Property through its wholly owned subsidiary, BMR-201 Elliott Avenue LLC. The purchase price was $53.2 million and consists of a cash purchase price of approximately $36.1 million and the assumption of $17.1 million of debt. The Operating Partnership funded the purchase price with the proceeds of the Company’s initial public offering.

     The accompanying statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the year ended December 31, 2003 due to the exclusion of the following revenues and expenses, which may not be comparable to the proposed future operations of the Property

•	Management fee revenues received from tenants

•	Depreciation and amortization

•	Other costs not directly related to the proposed future operations of the Property, including third-party management fees

(2) Summary of Significant Accounting Policies and Practices

     (a) Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the term of the respective leases.

     (b) Use of Estimates

     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

     (c) Unaudited Interim Statement

     The statement of revenue and certain expenses for the six months ended June 30, 2004 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

(3) Rental Revenue

     The Property leases laboratory space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Elliott Park is reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods and at various rental rates.

ELLIOTT AVENUE

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES – (Continued)

     Minimum rents to be received from tenants under operating leases, which terms are 5 years, in effect at December 31, 2003, are as follows:

Year
2004	$5,130
2005	5,336
2006	5,509
2007	5,668
2008	1,001

$22,644

(4) Certain Expenses

     Certain expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expense are charged to operations as incurred. Costs such as depreciation, amortization, management fees, and professional fees are excluded from the statements of revenue and certain expenses.

     In connection with the acquisition of the Property, BioMed Realty Trust, Inc. will assume $17.4 million of a total $22.4 million mortgage debt balance as of December 31, 2003 secured by the Property and another property owned by Elliott Park. BioMed Realty Trust., Inc. will enter into a new debt agreement for the portion of the debt it will assume. The mortgage debt bears a fixed interest rate of 7.38%, which consists of monthly principal and interest payments, and matures on November 24, 2007.

     Minimum annual principal payments at December 31, 2003 under the terms of the mortgage debt are as follows:

Year
2004	$436
2005	468
2006	504
2007	15,958

$17,366

(5) Concentration of Credit Risk

     At December 31, 2003, one tenant accounted for approximately 53% of total revenue. The other tenant accounted for approximately 47% of total revenue.

BIOMED REALTY TRUST, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

     The unaudited pro forma consolidated financial statements of BioMed Realty Trust, Inc., a Maryland corporation (the “Company”), as of June 30, 2004, and for the six months ended June 30, 2004 and the year ended December 31, 2003, are presented as if its initial public offering (the “IPO”), which was consummated on August 11, 2004, the related formation transactions and acquisitions, through its operating partnership subsidiary, BioMed Realty, L.P. (the “Operating Partnership”), all had occurred on June 30, 2004 for the pro forma consolidated balance sheet, and on the first day of the periods presented for the unaudited pro forma consolidated statements of income.

     From the completion of the IPO on August 11, 2004 through September 30, 2004, the Company, through the Operating Partnership, completed the acquisition of the 13 properties previously described in the Company’s initial public offering prospectus. The Company acquired the Inhale 201 Industrial Road, L.P. (“Industrial Road”), McKellar Court, Science Center Drive, Bernardo Center Drive, Balboa Avenue and Eisenhower Road properties from affiliates. In addition, the Company acquired seven properties from unaffiliated third parties: Landmark at Eastview, King of Prussia, Elliott Avenue, Monte Villa Parkway, Bridgeview, Bayshore Boulevard and Towne Centre Drive. The seller of the Bridgeview property exercised its right to extend the closing date on a portion of the property to March 2005 to facilitate a like-kind exchange.

     The pro forma consolidated financial statements should be read in conjunction with the consolidated historical financial statements of the Company, the historical financial statements of Industrial Road, the historical combined financial statements of Bernardo Properties, and the separate historical financial statements of the acquisition properties, and the notes thereto, included in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2004 filed on September 20, 2004 and the Company’s registration statement on Form S-11/A filed on July 30, 2004. The Bernardo Properties historical combined financial statements are for the three real estate limited partnerships and one limited liability company that were contributed through the formation transactions. Industrial Road is the largest property of the properties contributed in the formation transactions and therefore has been identified as the accounting acquirer pursuant to paragraph 17 of SFAS No. 141, Business Combinations. The contribution of the interests in all of the other properties has been accounted for as a purchase in accordance with SFAS No. 141. Landmark at Eastview, King of Prussia, and Elliott Avenue audited financial statements are presented under rule 3-14 of Regulation S-X. The remaining properties are considered insignificant.

     The pro forma consolidated financial statements do not purport to represent the Company’s financial position or the results of operations that would actually have occurred assuming that the completion of the IPO, the formation transactions and the acquisition of eight properties all had been consummated in the periods presented, or on any particular date in the future; nor do they purport to project the Company’s financial position or results of operations as of any future date or any future period.

BIOMED REALTY TRUST, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2004
(Unaudited)
(In thousands)

	Historical
	Inhale 201								Acquisition	Acquisition
	Industrial	Historical	Elimination of	Historical		Adjusted	Acquisition	Acquisition	of	of Monte
	Road,	Bernardo	Unconsolidated	Pro Forma		Historical	of Towne	of	Bayshore	Villa
	L.P.	Properties	Partnership	Adjustments		Properties	Centre Dr.	Bridgeview	Boulevard	Parkway
	(A)	(A)	(B)				(E)	(F)	(G)	(H)
Assets:
Rental properties, net	$46,559	$45,677	$(13,555)	$16,430	(C)	$93,082	$38,593	$29,743	$28,959	$12,113
				(2,029	)(C)
Cash	57	677	(222)	—		512	(42,192)	(20,627)	(37,098)	(16,062)
								169		277
Tenant receivables	—	48	(2)	—		46	—	—	—	—
Due from affiliates	—	3,193	(5)	—		3,188	—	—	—	—
Accrued rent	2,708	2,277	(798)	—		4,187	—	—	—	—
Other receivables	100	111	—	—		211	—	—	—	—
Intangible assets, net	—	266	—	10,181	(C)	10,447	3,599	79	9,725	3,949
								5,919
Investment in unconsolidated partnership	—	—	132	2,508	(D)	2,640	—	—	—	—
Other assets	367	919	(443)	—		843	—	—	1,545	—

Total assets	$49,791	$53,168	$(14,893)	$27,090		$115,156	$—	$15,283	$3,131	$277

Liabilities and Equity:
Secured notes payable	$33,762	$41,478	$(10,891)	$—		$64,349	$—	$11,856	$	$
Line of credit	—	3,451	—	—		3,451	—	—	—	—
Related party loans	3,000	200	—	—		3,200	—	—	—	—
Unsecured term loan	—	175	—	—		175	—	—	—	—
Due to tenants	26	278	(278)	—		26	—	—	—	—
Accounts payable and accrued liabilities	299	305	(78)	20,478	(C)	21,004	—	169	1,545	277
Assumed lease obligations, net	—	840	—	1,759	(C)	2,599	—	3,258	1,586	—

Total liabilities	37,087	46,727	(11,247)	22,237		94,804	—	15,283	3,131	277
Minority interests	—	5,675	(3,646)	(2,029	)(C)	20,352	—	—	—	—
				2,508	(D)
				17,844	(C)
Stockholders’ and owners’ equity	12,704	766	—	(13,470	)(C)	—	—	—	—	—
Unearned compensation	—	—	—	—		—	—	—	—	—

Total liabilities and stockholders’ and owners’ equity	$49,791	$53,168	$(14,893)	$27,090		$115,156	$—	$15,283	$3,131	$277

			Acquisition
		Acquisition	of 89.0%		Historical
		of	Partnership	Acquisition	Properties
	Acquisition	Landmark	Interest in	of	and		Other		Other Pro
	of Elliott	at	King of	Eisenhower	Property	Initial Public	Financing		Forma	Company
	Avenue	Eastview	Prussia	Rd.	Acquisitions	Offering	Transactions		Adjustments	Pro Forma
	(I)	(J)	(K)	(L)		(M)			(R)
Assets:
Rental properties, net	$48,332	$78,096	$81,490	$3,214	$413,622	$—	$—		$—	$413,622
Cash	(36,064)	(99,344)	(11,192)	(80)	(337,604)	428,200	(52,596	)(N)	3	13,533
		869	(76,800)	28			(617	)(N)
							(3,200	)(O)
							(175	)(P)
							(20,478	)(Q)
Tenant receivables	—	—	—	—	46	—	—		—	46
Due from affiliates	—	—	—	—	3,188	—	—		—	3,188
Accrued rent	—	—	—	—	4,187	—	—		—	4,187
Other receivables	—	—	—	—	211	—	—		—	211
Intangible assets, net	4,877	21,331	7,822	458	68,206	—	(181	)(N)	—	68,025
Investment in unconsolidated partnership	—	—	—	—	2,640	—	—		—	2,640
Other assets	—	—	—	—	2,388	—	—		—	2,388

Total assets	$17,145	$952	$1,320	$3,620	$156,884	$428,200	$(77,247)		$3	$507,840

Liabilities and Equity:
Secured notes payable	$17,145	$—	$26,800	$2,269	$95,619	$—	$(52,596	)(N)	$—	$43,023
			50,000
			(76,800)
Line of credit	—	—	—	—	3,451	—	—		—	3,451
Related party loans	—	—	—	—	3,200	—	(3,200	)(O)	—	—
Unsecured term loan	—	—	—	—	175	—	(175	)(P)	—	—
Due to tenants	—	—	—	—	26	—	—		—	26
Accounts payable and accrued liabilities	—	869	—	28	23,892	(110)	(20,478	)(Q)	—	3,304
Assumed lease obligations, net	—	83	—	—	7,526	—	—		—	7,526

Total liabilities	17,145	952	—	2,297	133,889	(110)	(76,449)		—	57,330
Minority interests	—	—	1,320	1,323	22,995	—	—		—	22,995
Stockholders’ and owners’ equity	—	—	—	—	—	428,310	(798	)(N)	5,000	432,512
Unearned compensation	—	—	—	—	—	—	—		(4,997)	(4,997)

Total liabilities and stockholders’ and owners’ equity	$17,145	$952	$1,320	$3,620	$156,884	$428,200	$(77,247)		$3	$507,840

See accompanying notes to pro forma consolidated financial statements.

BIOMED REALTY TRUST, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Six Months Ended June 30, 2004
(Unaudited)
(In thousands, except per share data)

	Historical
	Inhale 201								Acquisition	Acquisition
	Industrial	Historical	Elimination of	Historical		Adjusted	Acquisition	Acquisition	of	of Monte
	Road,	Bernardo	Unconsolidated	Pro Forma		Historical	of Towne	of	Bayshore	Villa
	L.P.	Properties	Partnership	Adjustments		Properties	Centre Dr.	Bridgeview	Boulevard	Parkway
	(AA)	(AA)	(BB)				(EE)	(FF)	(GG)	(HH)
Revenue:
Rental	$3,137	$2,968	$(872)	$(24	)(CC)	$5,209	$2,192	$1,590	$1,819	$599
Tenant recoveries	284	312	(5)	—		591	254	306	189	140
Management fees	15	64	—	—		79	38	25	66	17
Other income	—	—	—	—		—	—	—	—	—

Total revenues	3,436	3,344	(877)	(24)		5,879	2,484	1,921	2,074	756

Expenses:
Rental operations	304	300	(18)	—		586	254	259	208	201
Depreciation and amortization	478	568	(161)	822	(CC)	1,707	499	585	525	306
General and administrative	3	109	(3)	—		109	—	—	—	—

Total expenses	785	977	(182)	822		2,402	753	844	733	507

Income from operations	2,651	2,367	(695)	(846)		3,477	1,731	1,077	1,341	249
Equity in net income of unconsolidated partnership	—	—	46	—		46	—	—	—	—
Interest income	1	10	—	—		11	—	—	—	—
Interest expense	(1,389)	(1,678)	478	—		(2,589)	—	(491)	—	—

Income (loss) before minority interests	1,263	699	(171)	(846)		945	1,731	586	1,341	249
Minority interests	—	(315)	171	—		(144)	—	—	—	—

Net income (loss)	$1,263	$384	$—	$(846)		$801	$1,731	$586	$1,341	$249

Pro forma basic and diluted earnings per share
Pro forma weighted average common shares outstanding — basic and diluted

			Acquisition
		Acquisition	of 89.0%		Historical
		of	Partnership	Acquisition	Properties
	Acquisition	Landmark	Interest in	of	and	Other	Other Pro
	of Elliott	at	King of	Eisenhower	Property	Financing	Forma		Company
	Avenue	Eastview	Prussia	Rd.	Acquisitions	Transactions	Adjustments		Pro Forma
	(II)	(JJ)	(KK)	(LL)		(MM)
Revenue:
Rental	$2,794	$7,391	$2,616	$186	$24,396	$—	$—		$24,396
Tenant recoveries	284	6,449	1,878	65	10,156	—	—		10,156
Management fees	71	540	39	9	884	—	—		884
Other income	—	88	—	—	88	—	—		88

Total revenues	3,149	14,468	4,533	260	35,524	—	—		35,524

Expenses:
Rental operations	271	8,145	2,597	69	12,590	—	—		12,590
Depreciation and amortization	918	3,329	1,559	139	9,567	—	—		9,567
General and administrative	—	—	—	—	109	—	3,634	(NN)	3,743

Total expenses	1,189	11,474	4,156	208	22,266	—	3,634		25,900

Income from operations	1,960	2,994	377	52	13,258	—	(3,634)		9,624
Equity in net income of unconsolidated partnership	—	—	—	—	46	—	—		46
Interest income	—	21	—	—	32	—	—		32
Interest expense	(637)	—	—	(68)	(3,785)	1,867	—		(1,918)

Income (loss) before minority interests	1,323	3,015	377	(16)	9,551	1,867	(3,634)		7,784
Minority interests	—	—	(61)	—	(205)	—	144	(OO)	(802)
							(741	)(OO)

Net income (loss)	$1,323	$3,015	$316	$(16)	$9,346	$1,867	$(4,231)		$6,982

Pro forma basic and diluted earnings per share									$0.22
Pro forma weighted average common shares outstanding — basic and diluted									31,050

See accompanying notes to pro forma consolidated financial statements.

BIOMED REALTY TRUST, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2003
(Unaudited)
(In thousands, except per share data)

	Historical
	Inhale 201								Acquisition	Acquisition
	Industrial	Historical	Elimination of	Historical		Adjusted	Acquisition	Acquisition	of	of Monte
	Road,	Bernardo	Unconsolidated	Pro Forma		Historical	of Towne	of	Bayshore	Villa
	L.P.	Properties	Partnership	Adjustments		Properties	Centre Dr.	Bridgeview	Boulevard	Parkway
	(AA)	(AA)	(BB)				(EE)	(FF)	(GG)	(HH)
Revenue:
Rental	$6,275	$5,933	$(1,744)	$(49	)(CC)	$10,415	$4,383	$2,913	$3,182	$1,046
Tenant recoveries	717	618	(9)	—		1,326	508	517	347	188
Management fees	27	134	—	—		161	77	49	132	34
Other income	—	—	—	—		—	—	14	—	—

Total revenues	7,019	6,685	(1,753)	(49)		11,902	4,968	3,493	3,661	1,268

Expenses:
Rental operations	800	596	(27)	—		1,369	508	467	584	267
Depreciation and amortization	955	1,174	(320)	1,477	(CC)	3,286	1,029	1,130	986	586
General and administrative	30	245	(26)	—		249	—	—	—	—

Total expenses	1,785	2,015	(373)	1,477		4,904	1,537	1,597	1,570	853

Income from operations	5,234	4,670	(1,380)	(1,526)		6,998	3,431	1,896	2,091	415
Equity in net income of unconsolidated partnership	—	—	88	—		88	—	—	—	—
Interest income	1	35	(2)	—		34	—	—	—	—
Interest expense	(2,901)	(3,413)	964	—		(5,350)	—	(979)	—	—

Income (loss) before minority interests	2,334	1,292	(330)	(1,526)		1,770	3,431	917	2,091	415
Minority interests	—	(588)	330	—		(258)	—	—	—	—

Net income (loss)	2,334	$704	$—	$(1,526)		$1,512	$3,431	$917	$2,091	$415

Pro forma basic and diluted earnings per share
Pro forma weighted average common shares outstanding — basic and diluted

			Acquisition
		Acquisition	of 89.0%		Historical
		of	Partnership	Acquisition	Properties
	Acquisition	Landmark	Interest in	of	and	Other	Other Pro
	of Elliott	at	King of	Eisenhower	Property	Financing	Forma		Company
	Avenue	Eastview	Prussia	Rd.	Acquisitions	Transactions	Adjustments		Pro Forma
	(II)	(JJ)	(KK)	(LL)		(MM)
Revenue:
Rental	$5,181	$15,298	$5,115	$364	$47,897	$—	$—		$47,897
Tenant recoveries	482	11,889	2,976	103	18,336	—	—		18,336
Management fees	142	1,080	74	19	1,768	—	—		1,768
Other income	—	919	—	—	933	—	—		933

Total revenues	5,805	29,186	8,165	486	68,934	—	—		68,934

Expenses:
Rental operations	506	17,113	4,479	103	25,396	—	—		25,396
Depreciation and amortization	1,884	5,679	2,876	213	17,669	—	—		17,669
General and administrative	—	—	—	—	249	—	7,268	(NN)	7,517

Total expenses	2,390	22,792	7,355	316	43,314	—	7,268		50,582

Income from operations	3,415	6,394	810	170	25,620	—	(7,268)		18,352
Equity in net income of unconsolidated partnership	—	—	—	—	88	—	—		88
Interest income	—	49	—	—	83	—	—		83
Interest expense	(1,297)	—	—	(139)	(7,765)	3,967	—		(3,798)

Income (loss) before minority interests	2,118	6,443	810	31	18,026	3,967	(7,268)		14,725
Minority interests	—	—	(104)	—	(362)	—	258	(OO)	(1,508)
							(1,404	)(OO)

Net income (loss)	$2,118	$6,443	$706	$31	$17,664	$3,967	$(8,414)		$13,217

Pro forma basic and diluted earnings per share									$0.43
Pro forma weighted average common shares outstanding — basic and diluted									31,050

See accompanying notes to pro forma consolidated financial statements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

(Tabular amounts in thousands)

1. Adjustments to the Pro Forma Consolidated Balance Sheet

   The adjustments to the pro forma consolidated balance sheet as of June 30, 2004 are as follows:

(A)	Reflects the Inhale 201 Industrial Road, L.P. historical balance sheet and the historical combined balance sheet of Bernardo Properties as of June 30, 2004. Pursuant to contribution agreements among the owners of Industrial Road, Bernardo Properties and the Company’s operating partnership subsidiary, BioMed Realty, L.P., the Operating Partnership received a contribution of interests in the real estate properties, as well as the property management, leasing, and real estate operations in exchange for limited partnership interests in the Operating Partnership and/or cash. The contributions were made subsequent to the consummation of the IPO.

          The formation transactions, the methods the Company utilized to account for these transactions, and the support for accounting for these transactions in this manner follow:

•	The Company contributed the net proceeds of the IPO to the Operating Partnership and received general partnership and limited partnership interests in the Operating Partnership, totalling 90.4% of the Operating Partnership. The Company has control over the major decisions of the Operating Partnership, including decisions related to the sale and refinancing of the properties. Accordingly, the Company consolidates the assets and liabilities of the Operating Partnership in accordance with AICPA Statement of Position 78-9, Accounting for Investments in Real Estate Ventures (“SOP 78-9”). The Operating Partnership was formed on April 30, 2004. As of June 30, 2004, the Operating Partnership had substantially no assets or liabilities.

•	The Operating Partnership acquired the eight acquisition properties from one related and various unrelated third parties for cash, the assumption of debt and the issuance of operating partnership units. These transactions were accounted for at the fair value of the cash paid, the debt assumed and the units issued in accordance with SFAS No. 141, Business Combinations (“SFAS 141”).

•	Persons or entities contributed their interests in the entities that owned the contribution properties to the Operating Partnership for units and/or cash. The accounting acquirer, Industrial Road, was accounted for using carryover basis pursuant to SFAS 141. Transactions with minority interests were accounted for at fair value, in accordance with FASB Technical Bulletin 85-5, Issues Relating to Accounting for Business Combinations. The contribution of the properties from persons or entities other than the accounting acquirer was accounted for at fair value in accordance with SFAS 141.

•	Approximately one year after issuance, the limited partners of the Operating Partnership, including Messrs. Gold, Kreitzer, Wilson and McDevitt, will have the right to require the Operating Partnership to redeem all or a part of their units for cash, or, at our election, shares of our common stock, based upon the fair market value of an equivalent number of shares of our common stock at the time of the redemption, subject to certain ownership limits.

(B)	Reflects the deconsolidation of and resulting investment in an unconsolidated partnership, 10165 McKellar Court, L.P., pursuant to the guidance in SOP 78-9.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(C) Increase to certain assets and liabilities resulting from applying SFAS 141 to the Industrial Road and Bernardo Properties historical financial statements:

Rental properties	$16,430
Liability to reflect obligation to purchase minority interests	(20,478)
Intangible assets	10,181
Assumed lease obligation	(1,759)
Eliminate equity in contribution properties	13,470

Adjustment to minority interest	$17,844

Eliminate minority interest in contribution properties	$2,029

The pro forma net fair value adjustment attributable to the contribution properties was based on the number of units issued at the $15 per unit price is $23,020,000 and the cost paid to acquire partnership interests. The following details the components of the net fair value adjustment.

	201	Bernardo
	Industrial	Properties	Total
Operating partnership units	—	1,153,708	1,153,708

Fair value at $15 per unit offering price	$—	$17,306	$17,306
Cash	19,500	978	20,478

Fair value	19,500	18,284	37,784
Historical net book basis at June 30, 2004	(12,166)	(766)	(12,932)

Net fair value adjustment	$7,334	$17,518	$24,852

Net fair value adjustment allocation:
Rental properties			$16,430
Intangible assets			10,181
Assumed lease obligations			(1,759)

			$24,852

(D)	Increase to investment in an unconsolidated partnership. The recorded value represents the investment in an unconsolidated partnership we received in exchange for 167,200 units issued at $15 per unit.

(E)	Reflects the acquisition of Towne Centre Drive from a third party, which was consummated on August 18, 2004, for cash of approximately $42,192,000, including closing costs. A portion of the purchase price has been allocated to identified intangible assets for the value of in-place leases and management agreements in the amounts of $3,128,000 and $471,000, respectively, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements. The contractual rents to be paid pursuant to the acquired in-place leases were determined to approximate fair market value and accordingly, no value was allocated to above or below market leases.

We acquired the Towne Centre Drive property, located in San Diego, California, for approximately $42,192,000. The property, built in 2001, consists of three buildings, representing approximately 115,870 rentable square feet of laboratory and office space, and was acquired in a sale-leaseback transaction from Illumina, Inc., a public company specializing in the development of tools for the large-scale analysis of genetic variation and function. Upon closing of the acquisition, Illumina entered into a ten-year triple-net lease for the entire property, subject to the tenant’s option to renew the lease for three additional five-year periods.

Set forth below is certain condensed financial information of Illumina, Inc. which is taken from its annual report on Form 10-K for the year ended December 28, 2003, as filed with the SEC under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and its quarterly report on Form 10-Q for the quarter ended June 27, 2004, as filed with the SEC.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

The information and financial data contained herein concerning Illumina, Inc. was obtained and has been condensed from its public filings under the Exchange Act. The financial data presented includes only the most recent interim and fiscal year end reporting periods. We can make no representation as to the accuracy and completeness of the public filings of Illumina, Inc. but have no reason not to believe the accuracy and completeness of such filings. It should be noted that Illumina, Inc. has no duty, contractual or otherwise, to advise us of any events which might have occurred subsequent to the date of such publicly available information which could affect the significance or accuracy of such information.

Illumina, Inc. is subject to the information filing requirements of the Exchange Act, and, in accordance herewith, is obligated to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information may be inspected at the offices of the SEC at 450 Fifth Street, N.W., Washington, D.C.

The following table summarizes the current assets, noncurrent assets, current liabilities, noncurrent liabilities, net sales or total revenue, costs and expenses, loss from continuing operations and net loss for Illumina, Inc. as of and for the six months ended June 27, 2004, and the most recent year ended December 28, 2003.

Illumina, Inc.
As of and for the
Six months ended
June 27, 2004
Current assets	$79,268
Noncurrent assets	46,033
Current liabilities	20,543
Noncurrent liabilities	35,057
Net sales or total revenue	22,289
Costs and expenses	29,042
Loss from continuing operations	(6,753)
Net loss	(7,447)

Illumina, Inc.
As of and for the
year ended
December 28, 2003
Current assets	$40,418
Noncurrent assets	58,816
Current liabilities	8,189
Noncurrent liabilities	43,657
Net sales or total revenues	28,035
Costs and expenses	54,657
Loss from continuing operations	(26,622)
Net loss	(27,063)

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(F)	Reflects the acquisition of Bridgeview from a third party, which was consummated on September 10, 2004 for approximately $32,483,000, including closing costs, consisting of cash payments of $20,627,000 and the assumption of a mortgage note payable in the amount of $11,856,000. Only two of the three buildings on the property were acquired on September 10, 2004; however, as the acquisition of the remaining building is probable, the entire amounts are presented below:

Rental properties, net	$29,743
Intangible assets, net(1)	5,998
Cash received for tenant security deposit	169
Assumed lease obligation, net(1)	(3,258)
Tenant deposits	(169)

Net assets acquired	$32,483

(1)	A portion of the purchase price has been allocated to identified intangible assets (liabilities) for (i) above-market and below-market leases in the amounts of $1,766,000 and $3,258,000, respectively, which are amortized to rental income over the remaining non-cancelable term of the respective leases, and (ii) the value of in-place leases and management agreements in the amounts of $3,900,000 and $253,000, respectively, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements. In addition, a loan assumption fee, incurred in obtaining long-term financing, in the amount of $79,000 is included in intangible assets and is amortized over the related loan term on a straight-line basis, which approximates the effective interest method.

(G)	Reflects the acquisition of Bayshore Boulevard from a third party, which was consummated August 17, 2004 for cash of approximately $37,098,000, including closing costs:

Rental properties, net	$28,959
Intangible assets, net(1)	9,725
Letter of credit received for tenant security deposit	1,545
Assumed lease obligation, net(1)	(1,586)
Tenant deposits	(1,545)

Net assets acquired	$37,098

(1)	A portion of the purchase price has been allocated to identified intangible assets (liabilities) for (i) above-market and below-market leases in the amounts of $6,047,000 and $1,586,000, respectively, which are amortized to rental income over the remaining non-cancelable term of the respective leases, and (ii) the value of in-place leases and management agreements in the amounts of $2,891,000 and $787,000, respectively, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

(H)	Reflects the acquisition of Monte Villa Parkway from a third party, which was consummated on August 17, 2004 for cash of approximately $16,062,000, including closing costs:

Rental properties, net	$12,113
Intangible assets, net(1)	3,949
Cash received for tenant security deposit	277
Tenant deposits	(277)

Net assets acquired	$16,062

(1)	A portion of the purchase price has been allocated to identified intangible assets for the value of in-place leases and management agreements in the amounts of $3,722,000 and $227,000, respectively, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements. The contractual rents to be paid pursuant to the acquired in-place leases were determined to approximate fair market value and accordingly, no value was allocated to above or below market leases.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(I)	Reflects the acquisition of Elliott Avenue from a third party, which was consummated on August 24, 2004 for approximately $53,209,000, including closing costs, consisting of cash payments of $36,064,000 and the assumption of a mortgage note in the amount of $17,145,000:

Rental properties, net	$48,332
Intangible assets, net(1)	4,877

Net assets acquired	$53,209

(1)	A portion of the purchase price has been allocated to identified intangible assets for the value of in-place leases and management agreements in the amounts of $4,471,000 and $406,000, respectively, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements. The contractual rents to be paid pursuant to the acquired in-place leases were determined to approximate fair market value and accordingly, no value was allocated to above or below market leases.

(J)	Reflects the acquisition of Landmark at Eastview from a third party, which was consummated on August 12, 2004 for cash of approximately $99,344,000, including closing costs as follows:

Rental properties, net	$78,096
Intangible assets, net(1)	21,331
Cash received for tenant security deposit	869
Assumed lease obligation, net(1)	(83)
Tenant deposits	(869)

Net assets acquired	$99,344

(1)	A portion of the purchase price has been allocated to identified intangible assets (liabilities) for (i) above-market and below-market leases in the amounts of $429,000 and $83,000, respectively, which are amortized to rental income over the remaining non-cancelable term of the respective leases, and (ii) the value of in-place leases and management agreements in the amounts of $13,713,000 and $7,189,000, respectively, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases.

(K)	Reflects the acquisition of an 89.0% partnership interest in Radnor Properties-145 KOP, L.P., the limited partnership that owns the King of Prussia property, located in Radnor, Pennsylvania, which was consummated on August 11, 2004. The interest includes an 88.5% limited partnership interest and a 0.5% general partnership interest, which is held through BMR-145 King of Prussia Road GP LLC, a wholly owned subsidiary of the Operating Partnership. The purchase price was $87,992,000 including closing costs, consisting of a cash payments of approximately $11,192,000 and the repayment of debt of approximately $76,800,000:

Rental properties, net	$81,490
Intangible assets, net(1)	7,822
Secured note payable	(26,800)
Additional secured note payable	(50,000)
Repayment of secured notes payable	76,800
Minority interest	(1,320)

Net assets acquired	$87,992

(1)	A portion of the purchase price has been allocated to identified intangible assets for the value of in-place leases in the amount of $7,822,000, which is amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases. The contractual rents to be paid pursuant to the acquired in-place leases were determined to approximate fair market value and accordingly, no value was allocated to above or below market leases.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(L)	Reflects the acquisition of Eisenhower Road, which was consummated on August 13, 2004 for approximately $3,672,000 from a related party by exchanging 88,200 operating partnership units at $15 per unit, for a minority interest in the Operating Partnership in the amount of $1,323,000, cash payments of $80,000, and the assumption of a mortgage note payable in the amount of $2,269,000:

Rental properties, net	$3,214
Intangible assets, net(1)	458
Cash received for tenant security deposit	28
Tenant deposits	(28)

Net assets acquired	$3,672

(1)	A portion of the purchase price has been allocated to identified intangible assets for the value of in-place leases and management agreements in the amounts of $432,000 and $26,000, respectively, which are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements. The contractual rents to be paid pursuant to the acquired in-place leases were determined to approximate fair market value and accordingly, no value was allocated to above or below market leases.

(M)	Sale of 31,050,000 shares of common stock for $15.00 per share in the IPO (includes underwriters over-allotment option of 4,050,000 shares):

Proceeds from the IPO	$465,750
Less costs associated with the IPO (including underwriters’ discount of $32,600)	(37,550)

Net cash proceeds	$428,200

Reverse entry recorded by Bernardo Properties through June 30, 2004 to accrue for unpaid offering costs	$110

(N)	Repayment of certain secured notes payable upon completion of the IPO:

				Writeoff
		Prepayment		of Unamortized
	Principal	Penalty	Total Cash Paid	Loan Fees
17190 Bernardo Center Drive	$14,042	$231	$14,273	$58
8808 Balboa Avenue	4,792	50	4,842	52
201 Industrial Road	33,762	336	34,098	71

	$52,596	$617	$53,213	$181

(O)	Repayment of $3,200,000 related party loans.

(P)	Repayment of $175,000 unsecured term loan.

(Q)	Payment of $20,478,000 to buyout limited partner interests in certain owners of Industrial Road and Bernardo Properties.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(R)	Award of unvested restricted stock to employees upon completion of the IPO. The dollar amounts are stated in employment agreements with the applicable employees. The number of shares awarded was based upon on the initial public offering price of our common stock at $15 per share.

Unearned compensation	$4,997
Cash received from employees	3

Common stock and additional paid in capital	$5,000

2. Adjustments to the Pro Forma Consolidated Statements of Operations

     The adjustments to the pro forma consolidated statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003 are as follows:

(AA)	Reflects the Industrial Road historical statements of operations and the historical combined statements of operations of Bernardo Properties for the six months ended June 30, 2004 and the year ended December 31, 2003. As discussed in note (A), the interests in the real estate properties contributed by the owners of Industrial Road and Bernardo Properties to the Operating Partnership in exchange for limited partnership interests in the Operating Partnership were recorded at (i) the historical cost relating to the interests of the accounting acquirer and (ii) fair value relating to all other interests. As a result, expenses such as depreciation and amortization recognized by the Operating Partnership related to the contributed interests are based on the historical cost or stepped-up basis of the related assets, as appropriate.

As discussed in note (A), as a result of the consummation of the IPO, including the exercise of the underwriter’s over-allotment option and the formation transactions, the Company owns 90.4% of the Operating Partnership and has control over major decisions of the Operating Partnership. Accordingly, the Company consolidates the revenue and expenses of the Operating Partnership. See note (MM) for the pro forma adjustment to allocate 9.6% of the net income of the Operating Partnership to the minority limited partners of the Operating Partnership.

(BB)	Reflects the deconsolidation of and resulting investment in unconsolidated partnership (10165 McKellar Court, L.P.), pursuant to SOP 78-9.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(CC)	Increase in depreciation and amortization related to the purchase accounting adjustments applied to Industrial Road and Bernardo Properties. These adjustments relate to the following: (1) amortization of above and below market acquired leases; (2) amortization of intangible assets recorded per SFAS 141; and (3) depreciation of fair value increase to rental properties. Adjustments to depreciation and amortization assume the completion of the offering occurred on January 1, 2003 for the year ended December 31, 2003 and on January 1, 2004 for the six months ended June 30, 2004. The following details the components of the resulting increases in depreciation and amortization:

		Bernardo
	Industrial Road	Properties	Total
For the Six Months Ended June 30, 2004:
Amortization to rental income of acquired above and below market leases	$38	$(14)	$24
Amortization of intangible assets	10	644	654
Depreciation of rental properties	58	110	168

Total depreciation and amortization	$106	$740	$846

For the Year Ended December 31, 2003:
Amortization to rental income of acquired above and below market leases	$76	$(27)	$49
Amortization of intangible assets	36	1,128	1,164
Depreciation of rental properties	115	198	313

Total depreciation and amortization	$227	$1,299	$1,526

(DD)	Not used

Adjustments (EE) through (LL) inclusive relate to the pro forma adjustments made to the acquired properties in accordance with Regulation S-X Rule 11-2 and Rule 3-14. Specifically, in accordance with Rule 3-14(a)(1) audited financial statements should exclude items not comparable to the proposed future operations of the properties including corporate expenses. Prior to the acquisition, all of the properties were managed by third party management companies except the Towne Centre Drive property, which was owner occupied. Following the acquisitions (i) all of the properties will primarily be managed internally by us, (ii) all pre-existing third party management contracts were transferred to and assumed by us and (iii) all management fees previously paid to the third-party managers will be paid to us. However, in accordance with Rule 3-14, as the management of the properties and the related cost structure will be different post-acquisition, the related management fee expenses have been excluded from the historical audited Rule 3-14 financial statements for Landmark at Eastview, King of Prussia, and Elliott Avenue. All property management costs other than management fees paid to third parties are included in the historical financial statements of the acquired properties. Additionally, in order to fairly present the historical financial operating results, the related management fees received from tenants have also been excluded from historical revenue. In order to properly present the pro forma results of the consolidated company on a post-acquisition basis, the expense associated with managing the properties is included in general and administrative expenses in pro forma adjustment (NN). The contractual management fees to be received from tenants under pre-acquisition rental agreements being assumed by us represent actual amounts received from tenants for the periods presented under the original contractual terms which will remain unchanged and are included as pro forma revenue adjustments in (FF) through (LL). The contractual management fees to be received from the tenant at the Towne Centre Drive property are included as a pro forma revenue adjustment in (EE) and are based on a management agreement entered into in connection with the execution of the purchase and sale agreement for the Towne Centre Drive property.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(EE)	Reflects acquisition of Towne Centre Drive:

	For the Six Months Ended June 30, 2004
		Adjustments
	Historical	Resulting from
	Revenue and	Purchasing	Pro Forma
	Certain Expenses	the Property	Adjustment
Revenue:
Rental(1)	$—	$2,192	$2,192
Tenant recoveries(1)	—	254	254
Management fees(1)	—	38	38

Total revenues	—	2,484	2,484

Expenses:
Rental operations	254	—	254
Depreciation and amortization(2)	—	499	499

Total expenses	254	499	753

Net income (loss)	$(254)	$1,985	$1,731

	For the Year Ended December 31, 2003
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing	Pro Forma
	Expenses	the Property	Adjustment
Revenue:
Rental(1)	$—	$4,383	$4,383
Tenant recoveries(1)	—	508	508
Management fees(1)	—	77	77

Total revenue	—	4,968	4,968

Expenses:
Rental operations	508	—	508
Depreciation and amortization(2)	—	1,029	1,029

Total expenses	508	1,029	1,537

Net income (loss)	$(508)	$3,939	$3,431

(1)	The pro forma adjustments to rental revenue, tenant recoveries, and management fees are adjustments directly attributable to the sale and leaseback of the owner-occupied property. The adjustments are based upon lease terms and management agreements as contractually entered into with the execution of the purchase and sale agreement.

(2)	The increase in depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(FF)	Reflects acquisition of Bridgeview:

	For the Six Months Ended June 30, 2004
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing	Pro Forma
	Expenses	the Property	Adjustment
Revenue:
Rental(1)	$1,645	$(55)	$1,590
Tenant recoveries	306	—	306
Management fees(1)	—	25	25
Other income	—	—	—

Total revenue	1,951	(30)	1,921

Expenses:
Operating expenses	65	—	65
Real estate taxes	122	—	122
Insurance	72	—	72

Total rental operations	259	—	259
Interest expense	491	—	491
Depreciation and amortization(2)	—	585	585

Total expenses	750	585	1,335

Net income (loss)	$1,201	$(615)	$586

	For the Year Ended December 31, 2003
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing the	Pro Forma
	Expenses	Property	Adjustment
Revenue:
Rental(1)	$3,016	$(103)	$2,913
Tenant recoveries	517	—	517
Management fees(1)	—	49	49
Other income	14	—	14

Total revenue	3,547	(54)	3,493

Expenses:
Operating expenses	98	—	98
Real estate taxes	223	—	223
Insurance	146	—	146

Total rental operations	467	—	467
Interest expense	979	—	979
Depreciation and amortization(2)	—	1,130	1,130

Total expenses	1,446	1,130	2,576

Net income (loss)	$2,101	$(1,184)	$917

(1)	The pro forma adjustments to rental revenue and management fees are adjustments directly attributable to the acquisition of the property. The pro forma rental revenue adjustment includes amounts related to the amortization of above and/or below market leases, which are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141. The pro forma management fee revenue adjustment is based upon an assignment of pre-existing management agreements with certain tenants, as contractually entered into with the execution of the purchase and sale agreement.

(2)	The increase in depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(GG)	Reflects acquisition of Bayshore Boulevard:

	For the Six Months Ended June 30, 2004
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing the	Pro Forma
	Expenses	Property	Adjustment
Revenue:
Rental(1)	$2,175	$(356)	$1,819
Tenant recoveries	189	—	189
Management fees(1)	—	66	66

Total revenue	2,364	(290)	2,074

Expenses:
Operating expenses	76	—	76
Real estate taxes	81	—	81
Insurance	51	—	51

Total rental operations	208	—	208
Depreciation and amortization(2)	—	525	525

Total expenses	208	525	733

Net income (loss)	$2,156	$(815)	$1,341

	For the Year Ended December 31, 2003
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing the	Pro Forma
	Expenses	Property	Adjustment
Revenue:
Rental(1)	$3,864	$(682)	$3,182
Tenant recoveries	347	—	347
Management fees(1)	—	132	132

Total revenue	4,211	(550)	3,661

Expenses:
Operating expenses	144	—	144
Real estate taxes	278	—	278
Insurance	162	—	162

Total rental operations	584	—	584
Depreciation and amortization(2)	—	986	986

Total expenses	584	986	1,570

Net income (loss)	$3,627	$(1,536)	$2,091

(1)	The pro forma adjustments to rental revenue and management fees are adjustments directly attributable to the acquisition of the property. The pro forma rental revenue adjustment includes amortization of above and below market leases, which are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141. The pro forma rental revenue and management fee revenue adjustments are based upon an assignment of pre-existing management agreements with certain tenants, as contractually entered into with the execution of the purchase and sale agreements.

(2)	The increase in depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(HH)	Reflects acquisition of Monte Villa Parkway:

	For the Six Months Ended June 30, 2004
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing the	Pro Forma
	Expenses	Property	Adjustment
Revenue:
Rental	$599	$—	$599
Tenant recoveries	140	—	140
Management fees(1)	—	17	17

Total revenue	739	17	756

Expenses:
Rental operations	201	—	201
Depreciation and amortization(2)	—	306	306

Total expenses	201	306	507

Net income (loss)	$538	$(289)	$249

	For the Year Ended December 31, 2003
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing the	Pro Forma
	Expenses	Property	Adjustment
Revenue:
Rental	$1,046	$—	$1,046
Tenant recoveries	188	—	188
Management fees(1)	—	34	34

Total revenue	1,234	34	1,268

Expenses:
Rental operations	267	—	267
Depreciation and amortization(2)	—	586	586

Total expenses	267	586	853

Net income (loss)	$967	$(552)	$415

(1)	The pro forma adjustment to management fees is adjustments directly attributable to the acquisition of the property. The pro forma management fee revenue adjustment is based upon an assignment of pre-existing management agreements with certain tenants, as contractually entered into with the execution of the purchase and sale agreement.

(2)	The increase in depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(II)	Reflects acquisition of Elliott Avenue:

	For the Six Months Ended June 30, 2004
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing the	Pro Forma
	Expenses	Property	Adjustment
Revenue:
Rental	$2,794	$—	$2,794
Tenant recoveries	284	—	284
Management fees(1)	—	71	71

Total revenue	3,078	71	3,149

Expenses:
Operating expenses	126	—	126
Real estate taxes	97	—	97
Insurance	48	—	48

Total rental operations	271	—	271
Interest expense	637	—	637
Depreciation and amortization(2)	—	918	918

Total expenses	908	918	1,826

Net income (loss)	$2,170	$(847)	$1,323

	For the Year Ended December 31, 2003
	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing the	Pro Forma
	Expenses	Property	Adjustment
Revenue:
Rental	$5,181	$—	$5,181
Tenant recoveries	482	—	482
Management fees(1)	—	142	142

Total revenue	5,663	142	5,805

Expenses:
Operating expenses	257	—	257
Real estate taxes	174	—	174
Insurance	75	—	75

Total rental operations	506	—	506
Interest expense	1,297	—	1,297
Depreciation and amortization(2)	—	1,884	1,884

Total expenses	1,803	1,884	3,687

Net income (loss)	$3,860	$(1,742)	$2,118

(1)	The pro forma adjustment to management fees is adjustments directly attributable to the acquisition of the property. The pro forma management fee revenue adjustment is based upon an assignment of pre-existing management agreements with certain tenants, as contractually entered into with the execution of the purchase and sale agreement.

(2)	The increase in depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(JJ)	Reflects acquisition of Landmark at Eastview:

	For the Six Months Ended June 30, 2004
		Adjustments
	Historical	Resulting from
	Revenue and	Purchasing	Pro Forma
	Certain Expenses	the Property	Adjustment
Revenue:
Rental(1)	$7,443	$(52)	$7,391
Tenant recoveries	6,449	—	6,449
Interest income	21	—	21
Management fees(1)	—	540	540
Other income	88	—	88

Total revenue	14,001	488	14,489

Expenses:
Operating expenses	6,778	—	6,778
Real estate taxes	1,260	—	1,260
Insurance	107	—	107

Total rental operations	8,145	—	8,145
Depreciation and amortization(2)	—	3,329	3,329

Total expenses	8,145	3,329	11,474

Net income (loss)	$5,856	$(2,841)	$3,015

	For the Year Ended December 31, 2003
		Adjustments
	Historical	Resulting from
	Revenue and	Purchasing	Pro Forma
	Certain Expenses	the Property	Adjustment
Revenue:
Rental(1)	$15,397	$(99)	$15,298
Tenant recoveries	11,889	—	11,889
Interest income	49	—	49
Management fees(1)	—	1,080	1,080
Other income	919	—	919

Total revenue	28,254	981	29,235

Expenses:
Operating expenses	14,427	—	14,427
Real estate taxes	2,473	—	2,473
Insurance	213	—	213

Total rental operations	17,113	—	17,113
Depreciation and amortization(2)	—	5,679	5,679

Total expenses	17,113	5,679	22,792

Net income (loss)	$11,141	$(4,698)	$6,443

(1)	The pro forma adjustments to rental revenue and management fees are adjustments directly attributable to the acquisition of the property. The pro forma rental revenue adjustment includes amounts related to the amortization of above and below market leases, which are being amortized over the remaining non-cancelable term of the respective leases in accordance with SFAS 141. The pro forma management fee revenue adjustment is based upon an assignment of pre-existing management agreements with certain tenants, as contractually entered into with the execution of the purchase and sale agreement.

(2)	The increase in depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(KK)	Reflects acquisition of the 89.0% partnership interest in King of Prussia.

	For the Six Months Ended June 30, 2004
		Adjustments
	Historical	Resulting from
	Revenues and	Purchasing	Pro Forma
	Certain Expense	the Property	Adjustment
Revenue:
Rental	$2,616	$—	$2,616
Tenant recoveries	1,878	—	1,878
Management fees(1)	—	39	39

Total revenue	4,494	39	4,533

Expenses:
Operating expenses(1)	1,989	39	2,028
Real estate taxes	477	—	477
Insurance	92	—	92

Total rental operations	2,558	39	2,597
Interest expense(2)	711	(711)	—
Depreciation and amortization(3)	—	1,559	1,559

Total expenses	3,269	887	4,156

Net income (loss)	$1,225	$(848)	$377

	For the Year Ended December 31, 2003
		Adjustments
	Historical	Resulting from
	Revenues and	Purchasing the	Pro Forma
	Certain Expense	Property	Adjustment
Revenue:
Rental	$5,115	$—	$5,115
Tenant recoveries	2,976	—	2,976
Management fees(1)	—	74	74

Total revenue	8,091	74	8,165

Expenses:
Operating expenses(1)	3,376	74	3,450
Real estate taxes	856	—	856
Insurance	173	—	173

Total rental operations	4,405	74	4,479
Interest expense(2)	1,606	(1,606)	—
Depreciation and amortization(3)	—	2,876	2,876

Total expenses	6,011	1,344	7,355

Net income (loss)	$2,080	$(1,270)	$810

(1)	The pro forma adjustment to management fees is directly attributable to the acquisition of the property. The pro forma and management fee revenue adjustment is based on an assignment of pre-existing management agreements with certain tenants and a third party property management company, as contractually entered into with the execution of the purchase and sale agreement.

(2)	The pro forma adjustment to interest expense is based on repayment of a portion of the debt as required pursuant to our acquisition of the King of Prussia property.

(3)	The increase in depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(LL)	Reflects acquisition of Eisenhower Road:

	For the Six Months Ended June 30, 2004
		Adjustments
	Historical	Resulting from
	Revenue and	Purchasing the	Pro Forma
	Certain Expenses	Property	Adjustment
Revenue:
Rental	$186	$—	$186
Tenant recoveries	65	—	65
Management fees(1)	—	9	9

Total revenue	251	9	260

Expenses:
Rental operations	69	—	69
Interest expense	68	—	68
Depreciation and amortization(2)	—	139	139

Total expenses	137	139	276

Net income (loss)	$114	$(130)	$(16)

	For the Year Ended December 31, 2003
		Adjustments
	Historical	Resulting from
	Revenue and	Purchasing the	Pro Forma
	Certain Expenses	Property	Adjustment
Revenue:
Rental	$364	$—	$364
Tenant recoveries	103	—	103
Management fees(1)	—	19	19

Total revenue	467	19	486

Expenses:
Rental operations	103	—	103
Interest expense	139	—	139
Depreciation and amortization(2)	—	213	213

Total expenses	242	213	455

Net income (loss)	$225	$(194)	$31

(1)	The pro forma adjustment to management fees is directly attributable to the acquisition of the property. The pro forma management fee revenue adjustment is based upon an assignment of pre-existing management agreements with certain tenants, as contractually entered into with the execution of the purchase and sale agreement.

(2)	The increase in depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases and management agreements.

BIOMED REALTY TRUST, INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Continued)

(MM)	Reflects the net decrease in interest expense as a result of the financing related pro forma adjustments. The following outlines the loans paid off upon completion of the IPO and the formation transactions and the corresponding interest expense that would have been recorded had these loans been paid off as of the beginning of the period presented.

			Interest Expense
	Principal		For the Six
	Amount		Months Ended	For the Year Ended
	Paid	Interest Rate	June 30, 2004	December 31, 2003
17190 Bernardo Center Dr – secured note payable	$(14,042)	7.75%	$544	$1,088
17190 Bernardo Center Dr – related party debt	(100)	11.00%	6	11
8808 Balboa Ave – secured note payable	(4,792)	6.25%	150	299
8808 Balboa Ave – unsecured term loan	(175)	8.75%	8	15
201 Industrial Rd – secured note payable	(33,762)	7.00%	1,182	2,364
201 Industrial Rd – related party debt	(3,000)	10.50%	158	315
Write-off of unamortized loan fees	—	—	(181)	(125)

			$1,867	$3,967

(NN)	The public company operates as a fully integrated, self-administered and self-managed REIT, providing development, management, leasing and administrative services to our properties.

     Increase in general and administrative expenses as a result of becoming a public company:

	For the Six
	Months Ended	For the Year Ended
	June 30, 2004	December 31, 2003
Salaries, bonuses and benefits	$2,354	$4,708
Other general and administrative expenses	1,280	2,560

Total	$3,634	$7,268

(OO)	Allocate minority interest in net income of the Operating Partnership as a result of issuing limited partnership units in the Operating Partnership to certain former owners of Industrial Road:

	For the Six
	Months Ended	For the Year Ended
	June 30, 2004	December 31, 2003
Total income before allocation to minority interest	$7,784	$14,725
Less: allocation to minority interest in King of Prussia	(61)	(104)

Adjusted income before allocation to minority interest of operating partnership	$7,723	$14,621
Percentage allocable to minority interest of operating partnership	9.6%	9.6%

	$741	$1,411

Reversal of historical minority interest	$144	$258